UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2007

EVERCORE PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32975	20-4748747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, 43rd Floor New York, New York	10055
(Address of principal executive offices)	(Zip Code)

(212) 857-3100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

As previously disclosed in our quarterly report on our Form 10-Q for the quarterly period ended September 30, 2006 that was filed on November 20, 2006, prior to our acquisition of Protego Asesores, S.A. de C.V. (“Asesores”), its subsidiaries and Protego SI, S.C. (collectively, “Protego Historical”), Protego Historical improperly accounted for repurchase and reverse repurchase agreements entered into by Protego Casa de Bolsa, S.A. de C.V., the Mexican asset management subsidiary of Asesores, on a net basis instead of recording separate assets and liabilities or separately recording revenue for the interest earned and the associated interest expense as an offset to total revenue. Due to this error in accounting, on November 18, 2006, we determined that the combined and consolidated financial statements of Protego Historical as of and for the year ended December 31, 2005 and the related Independent Auditors’ Report and as of and for the three months ended March 31, 2006 and 2005 and as of and for the three and six months ended June 30, 2006 and 2005 should no longer be relied upon.

Filed herewith to this Form 8-K are (i) restated combined and consolidated financial statements of Protego Historical as of and for the year ended December 31, 2005 and the related Independent Auditors’ Report and as of and for the three months ended March 31, 2006 and 2005 and as of and for the three and six months ended June 30, 2006 and 2005 and (ii) the restated unaudited condensed consolidated pro forma financial statements for the year ended December 31, 2005 and as of and for the three months ended March 31, 2006 and as of and for the three and six months ended June 30, 2006.

In addition, the Company has added required disclosure for the pro forma effects of the distribution of the pre-offering profits on the Protego Historical Combined and Consolidated Balance Sheets as of June 30, 2006 and in the related Note 6.

This current report on Form 8-K does not otherwise update the disclosures set forth in the filings with the SEC of Evercore Partners Inc. and does not otherwise reflect events occurring after the original filing of such documents. Unless otherwise specified, (i) references to “this prospectus” are references to the prospectus of Evercore Partners Inc. dated August 10, 2006 and cross references in Exhibits 99.1, 99.2, 99.4 and 99.6 hereto, other than references to the financial statements and pro forma information filed herewith, are references to those sections in such prospectus and (ii) references to “this quarterly report on Form 10-Q” or “this Form 10-Q” are references to the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006 and cross references in Exhibits 99.3 and 99.5 hereto, other than references to the financial statements and pro forma information filed herewith, are references to those sections in such Quarterly Report on Form 10-Q.

The restated combined and consolidated financial statements of Protego Historical as of and for the three and six months ended June 30, 2006 and the restated unaudited condensed consolidated pro forma financial statements as of and for the three and six months ended June 30, 2006 have also been included in the Quarterly Report on Form 10-Q/A for the period ended June 30, 2006.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Restated combined and consolidated financial statements of Protego Historical as of and for the year ended December 31, 2005 and the related Independent Auditors’ Report

99.2	Restated unaudited combined and consolidated financial statements of Protego Historical as of and for the three months ended March 31, 2006 and 2005

99.3	Restated unaudited combined and consolidated financial statements of Protego Historical as of and for the three and six months ended June 30, 2006 and 2005

99.4	Restated unaudited condensed consolidated pro forma financial statements for the year ended December 31, 2005 and as of and for the three months ended March 31, 2006

99.5	Restated unaudited condensed consolidated pro forma financial statements as of and for the three and six months ended June 30, 2006

99.6	Selected financial information of Protego Historical

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERCORE PARTNERS INC.

Date: February 21, 2007	/s/ David E. Wezdenko
	By:	David E. Wezdenko
	Title:	Chief Financial Officer